                                                                    EXHIBIT 23.4




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of SFX Entertainment, Inc. of our report dated December 12, 1996, relating to the financial statements of Pavilion Partners, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PricewaterhouseCoopers LLP

Houston, Texas
January 25, 1999

                                                                    EXHIBIT 23.4


                     CONSENT OF THE INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of SFX Entertainment, Inc. of our report dated December 12, 1996, relating to the financial statements of Pavilion Partners, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP



Houston, Texas
January 25, 1999